UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Munoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 15, 2015, Popular, Inc. (the “Corporation”) announced that it had released the results of its “company-run” stress test required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“DFAST”) for the Corporation and its principal banking subsidiary, Banco Popular de Puerto Rico (“BPPR”). A copy of that information is furnished as Exhibit 99.2 hereto.

The “company-run” DFAST disclosure, and press release, are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the Corporation’s filings under the Securities Act of 1933, as amended.

The DFAST disclosure reflects a hypothetical scenario that incorporates a set of assumed economic and financial conditions prescribed by the Board of Governors of the Federal Reserve System and that are more adverse than those expected by the Federal Reserve or the Corporation. The supervisory severely adverse scenario description and macroeconomic variables are available at http://www.federalreserve.gov/newsevents/press/bcreg/bcreg20141023a1.pdf. The DFAST disclosure and the projections therein do not reflect our forecast of expected future economic or financial conditions or our forecast of the Corporation’s or BPPR’s expected future financial results or condition, but rather reflect possible results under the prescribed hypothetical scenario. Our future financial results and condition will be influenced by actual economic and financial conditions and various other factors as described in our reports filed with the Securities and Exchange Commission and available at www.sec.gov.

The information contained in this Current Report on Form 8-K (including the exhibits hereto) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve significant risks and uncertainties that may cause the Corporation’s actual results to differ materially from any future results expressed or implied by such forward-looking statements. Other than to the extent required by applicable law, the Corporation undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed by the Corporation with the Securities and Exchange Commission for a discussion of those factors that could impact our future results.

Item 9.01. Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1 Popular, Inc. press release dated June 15, 2015

99.2 2015 Dodd-Frank Act Stress Test Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)
Date: June 15, 2015	By:	/s/ Jorge J. García

Jorge J. García
Senior Vice President and Corporate Comptroller